UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 18, 2025

                          SecureTech Innovations, Inc.

 (Exact name of registrant as specified in its charter)

Wyoming	000-55927	82-0972782
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

           2355 Highway 36 West, Suite 400, Roseville, MN  55113

 (Address of principal executive offices and zip code)

                                    (651) 317-8990

 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SCTH	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Forward-Looking Statements

This Form 8-K and other reports filed by SecureTech Innovations, Inc. ("SecureTech") with the Securities and Exchange Commission (collectively, “Filings”) contain or may contain forward-looking statements and information based on our management's beliefs, current information, estimates, and assumptions. Words like 'believes,' 'estimates,' 'anticipates,' 'expects,' 'plans,' 'projects,' 'intends,' 'potential,' 'may,' 'could,' 'might,' 'will,' 'should,' 'approximately,' and similar expressions identify these forward-looking statements as they relate to our business or management. Such statements reflect our management’s current view regarding future events and are subject to risks, uncertainties, assumptions, and other factors (including the risks described in the “Risk Factors” section of our Annual Report on Form 10-K) that relate to our industry, operations, and results. If these risks or uncertainties materialize or, if our assumptions prove incorrect, actual results may differ significantly from those anticipated in these forward-looking statements.

While we believe the expectations reflected in these forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance, or achievements. Except as required by applicable law, including US securities laws, we do not intend to update any forward-looking statements in this Form 8-K or elsewhere.

Item 1.01	Entry into a Material Definitive Agreement

On September 18, 2025 SecureTech Innovations, Inc. (“SecureTech” or “Company”) entered into a securities purchase agreement (“Purchase Agreement”) with CFI Capital LLC (“CFI”), pursuant to which CFI purchased a 6% convertible promissory Note (“Note”) from SecureTech in the principal amount of $150,000 of which $15,000 was retained by CFI through an Original Issue Discount. The Note is due and payable on September 18, 2026.

The Holder of this Note is entitled, at its option, at any time after the 6th monthly anniversary of this Note, to convert all or any amount of the principal face amount of this Note then outstanding into shares of SecureTech’s common stock, $0.001 par value (“Common Stock”), at a price for each share of Common Stock equal to 60% of the lowest trading price of the Common Stock as reported on the OTC Markets (or any future exchange on which the Common Stock is traded) during the fifteen trading days prior to the date on which a Notice of Conversion is received by SecureTech (“Conversion Price”).

The foregoing description of the Note is qualified in its entirety by reference to the full text of the Note, which is filed as Exhibit 10.6 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off‑Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 above is incorporated herein by reference. SecureTech’s entry into the Note represents the creation of a direct financial obligation under the terms described above.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

10.6	Convertible Promissory Note, dated September 18, 2025, by and between SecureTech Innovations, Inc. and CFI Capital, LLC
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 23, 2025	By:	SECURETECH INNOVATIONS, INC. /s/ J. Scott Sitra
President, Chief Executive Officer, Principal Executive Officer, and Director